                                                                     EXHIBT 99.1

                             Q2 2005 Conference Call
                          11:00 AM ET, Friday, 8/5/2005
                          Dial 888-433-1657 for Q and A
                          (International 303-957-1357)

Webcast: Via Web site, www.homeproperties.com,  in the "Investors" section under
"Financial Information."

Question and Answer:  You will need to press the  number one  followed  by the number four on your touchtone phone to be placed in the queue to ask a question.
If you are using a speakerphone,  please pick up the handset before pressing the numbers. No password is required.

Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Summary of Recent Acquisitions
6.       Summary of Recent Sales
7.       Breakdown of Owned Units by Market
8.       Debt Summary Schedule
9.       Net Asset Value Calculation
10.      Capital Expenditure and Adjusted NOI Summary
11.      2005 Earnings Guidance
12.      Reconciliation of FIN 46 Consolidation - Balance Sheet

Audio Replay:  800-633-8284 (International for audio replay 402-977-9140)

Audio Replay Passcode:  21228981

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                        SECOND QUARTER 2005                           Q2 '05 versus Q2 '04
                                        -------------------                         ------------------------
                                                                                           % Growth
                                                                                    ------------------------

                                                                                                                  Q2 '05
                                                           Q2        Q2      Year                          NOI     % NOI
                              # of          Date          '05       '05       Ago   Rental    Rental        w/        w/         %
                             Apts.         Acqu.     Rent/Mo.    Occup.    Occup.    Rates     Revs.   G and A   G and A    #Units
                             -----         -----     --------    ------    ------    -----     -----   -------   -------    ------

Baltimore
    Region
  Bonnie Ridge                 960      7/1/1999       $1,000     92.0%     93.1%     0.8%     -0.3%     -9.1%
  Canterbury Apartments        618     7/16/1999         $824     93.1%     93.9%     3.7%      2.9%      4.5%
  Country Village              344     4/30/1998         $793     94.3%     92.7%     3.1%      4.9%     -7.6%
  Falcon Crest                 396     7/16/1999         $876     88.9%     93.9%     2.9%     -2.6%    -10.0%
  Fenland Field                234      8/1/2001       $1,024     92.1%     94.1%     2.9%      0.7%     -4.3%
  Gateway Village              132     7/16/1999       $1,133     93.1%     92.1%     2.8%      4.0%      5.9%
  Mill Towne Village Apts      384     5/31/2001         $781     94.5%     93.8%     3.9%      4.7%     -8.9%
  Morningside Heights        1,050     4/30/1998         $803     93.1%     94.5%     3.9%      2.4%      1.2%
  Owings Run                   504     7/16/1999         $998     94.2%     93.5%     4.8%      5.6%      2.0%
  Ridgeview Chase              204     1/13/2005         $987     91.9%       n/a      n/a       n/a       n/a
  Selford Townhomes            102     7/16/1999       $1,178     93.8%     92.7%     4.3%      5.6%      3.1%
  Shakespeare Park              84     7/16/1999         $809     94.9%     99.2%    20.2%     15.0%     -5.1%
  Timbercroft Townhomes        284     7/16/1999         $742     98.1%     99.5%     2.0%      0.6%     -1.9%
  Village Square
   Townhomes                   370     7/16/1999       $1,024     95.6%     96.2%     4.5%      3.9%      1.4%
  Woodholme Manor              176     3/31/2001         $724     94.0%     92.5%     3.9%      5.7%     -8.5%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Baltimore
    Region                   5,842                       $895     93.2%     94.1%     3.3%      2.5%     -2.7%     14.0%     13.8%

Boston
    Region:
  Gardencrest                  696     6/28/2002       $1,313     95.4%     92.8%     2.2%      5.2%     -1.1%
  Stone Ends                   280     2/12/2003       $1,169     95.3%     94.4%    -0.6%      0.4%     -2.0%
  The Village at
   Marshfield                  276     3/17/2004       $1,091     94.2%     91.1%     1.4%      4.8%     -7.0%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Boston
    Region                   1,252                     $1,232     95.2%     92.8%     1.5%      4.0%     -2.4%      3.9%      3.0%

Buffalo, NY
    Region:
  Emerson Square                96    10/15/1997         $682     95.9%     95.6%     3.4%      3.7%      3.3%
  Idylwood                     720      1/1/1995         $677     94.6%     94.5%     2.3%      2.5%     12.2%
  Paradise Lane                324    10/15/1997         $701     91.0%     92.9%     2.4%      0.2%      0.3%
  Raintree Island              504      8/4/1994         $728     88.7%     93.7%     2.1%     -3.4%    -12.5%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Buffalo
    Region                   1,644                       $698     92.1%     94.0%     2.3%      0.2%      2.1%      2.3%      3.9%

Delaware
    Region
  Home Properties of
   Newark                      432     7/16/1999         $815     95.9%     94.0%     5.0%      7.1%     14.2%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Delaware
    Region                     432                       $815     95.9%     94.0%     5.0%      7.1%     14.2%      1.0%      1.0%

Detroit, Michigan
    Region
  Canterbury Square            336    10/29/1997         $750     84.6%     96.4%    -1.0%    -13.1%    -25.2%
  Carriage Hill - MI           168     9/29/1998         $786     95.6%     95.8%     1.4%      1.2%      0.2%
  Carriage Park                256     9/29/1998         $745     89.8%     95.2%     1.5%     -4.3%     -4.0%
  Charter Square               492    10/29/1997         $858     90.9%     92.4%     1.2%     -0.4%     -5.5%
  Cherry Hill Club             165      7/7/1998         $639     89.9%     84.1%    -1.2%      5.6%     24.3%
  Cherry Hill Village          224     9/29/1998         $705     95.5%     97.3%     0.3%     -1.6%    -11.7%
  Deerfield Woods              144     3/22/2000         $797     94.1%     91.3%    -2.1%      0.9%     -0.4%
  Fordham Green                146    10/29/1997         $897     87.1%     90.3%     1.5%     -2.2%     -4.1%
  Greentrees                   288    10/29/1997         $643     82.3%     88.2%    -1.1%     -7.7%    -30.6%
  Hampton Court                182     9/30/2000         $686     87.3%     88.3%     2.3%      1.2%     -0.2%
  Kingsley                     328    10/29/1997         $670     93.9%     94.4%     0.5%     -0.1%     -6.9%
  Macomb Manor                 217     3/22/2000         $689     91.5%     94.5%    -1.3%     -4.4%    -18.1%
  Oak Park Manor               298    10/29/1997         $856     86.5%     87.7%     1.6%      0.2%      3.3%
  Scotsdale                    376    11/26/1997         $655     92.2%     91.7%    -3.1%     -2.5%     -2.7%
  Southpointe Square           224    10/29/1997         $646     86.8%     94.0%     0.3%     -7.3%    -20.9%
  Springwells Park             303      4/8/1999         $965     88.1%     92.7%    -0.4%     -5.3%    -12.7%
  Stephenson House             128    10/29/1997         $673     91.5%     97.2%     0.8%     -5.1%    -20.6%
  The Lakes                    434     11/5/1999         $832     85.8%     90.2%    -3.6%     -8.3%    -21.0%
  Woodland Gardens             337    10/29/1997         $722     94.2%     95.7%    -0.6%     -2.1%     -9.9%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Detroit
    Region                   5,046                       $756     89.5%     92.5%    -0.3%     -3.5%    -10.2%      7.7%     11.9%

Florida
    Region
 The Hamptons                  668      7/7/2004         $868     97.0%       n/a      n/a       n/a       n/a
 Vinings at Hampton
   Village                     168      7/7/2004         $945     92.0%       n/a      n/a       n/a       n/a
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Florida
    Region                     836                        883     95.9%       n/a      n/a       n/a       n/a      1.8%      2.0%

Hudson Valley
    Region
  Carriage Hill                140     7/17/1996       $1,199     92.7%     93.2%    -0.4%     -0.9%      9.5%
  Cornwall Park                 75     7/17/1996       $1,630     89.7%     88.8%     2.6%      3.6%      1.5%
  Lakeshore Villas             152     7/17/1996       $1,046     93.3%     94.1%     4.9%      4.0%     -1.8%
  Patricia                     100      7/7/1998       $1,333     95.8%     90.6%     3.9%      9.7%      0.1%
  Sherwood Consolidation       224    10/11/2002       $1,070     96.9%     97.4%     9.9%      9.2%      2.5%
  Sunset Gardens               217     7/17/1996         $911     95.5%     95.4%     4.4%      4.5%      6.9%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Hudson Valley
    Region                     908                     $1,123     94.4%     93.9%     4.6%      5.1%      3.4%      2.3%      2.1%

Illinois
    Region
  Blackhawk                    371    10/20/2000         $824     91.4%     85.7%    -3.1%      3.4%      0.5%
  Courtyards Village           224     8/29/2001         $746     93.4%     94.6%    -0.9%     -2.1%    -10.4%
  Cypress Place                192    12/27/2000         $891     93.2%     96.3%     1.1%     -2.1%    -14.1%
  The Colony                   783      9/1/1999         $809     93.1%     91.8%    -2.4%     -1.1%     -7.2%
  The New Colonies             672     6/23/1998         $698     90.9%     93.7%    -2.2%     -5.1%    -11.7%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Illinois
    Region                   2,242                       $779     92.2%     91.9%    -2.0%     -1.6%     -8.5%      3.4%      5.3%

Long Island, NY
    Region
  Bayview / Colonial           160     11/1/2000       $1,142     95.8%     96.5%     3.3%      2.6%     -6.6%
  Cambridge Village             82      3/1/2002       $1,439     98.2%     97.7%     7.3%      7.9%     14.8%
  Coventry Village              94     7/31/1998       $1,331     96.1%     95.6%     3.2%      3.7%      5.4%
  Devonshire Hills             297     7/16/2001       $1,651     98.0%     96.9%    -0.5%      0.7%      1.4%
  East Winds                    96     11/1/2000       $1,111     93.4%     92.6%     1.9%      2.7%      6.1%
  Hawthorne Court              434      4/4/2002       $1,324     94.4%     96.4%     5.1%      3.0%     -7.5%
  Heritage Square               80      4/4/2002       $1,429     98.0%     95.8%     9.2%     11.7%     16.2%
  Holiday Square               144     5/31/2002       $1,034     92.8%    100.6%    13.9%      5.2%      0.0%
  Lake Grove Apartments        368      2/3/1997       $1,361     93.4%     91.2%     1.8%      4.2%     -1.3%
  Maple Tree                    84     11/1/2000       $1,134     90.5%     93.3%     1.6%     -1.5%     -6.3%
  Mid- Island Estates          232      7/1/1997       $1,221     93.7%     96.2%     5.6%      2.9%      0.2%
  Rider Terrace                 24     11/1/2000       $1,227     95.2%     98.8%     6.6%      2.7%     -3.0%
  South Bay Manor               61     9/11/2000       $1,525     91.4%     98.0%     4.0%     -3.0%    -18.5%
  Southern Meadows             452     6/29/2001       $1,319     95.3%     95.2%     0.4%      0.5%     -0.4%
  Stratford Greens             359      3/1/2002       $1,367     95.7%     92.8%     2.0%      5.2%     -1.7%
  Terry Apartments              65     11/1/2000       $1,100     98.6%     94.5%     0.5%      4.8%     -4.1%
  Westwood Village Apts        242      3/1/2002       $2,079     96.9%     95.0%     6.8%      8.9%      7.4%
  Woodmont Village Apts         96      3/1/2002       $1,232     93.6%     94.0%     2.8%      2.3%     -1.8%
  Yorkshire Village Apts        40      3/1/2002       $1,478     96.7%     99.2%     7.4%      4.8%    -13.7%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Long Island
    Region                   3,410                     $1,379     95.3%     95.2%     3.4%      3.6%     -0.5%     12.2%      8.1%

Maine
    Region
  Mill Co. Gardens              95      7/7/1998         $743     97.3%     97.5%     7.0%      6.8%     -0.9%
  Redbank Village              500      7/7/1998         $793     92.8%     94.2%     4.2%      2.6%      6.0%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Maine
    Region                     595                       $785     93.5%     94.7%     4.6%      3.2%      4.9%      1.3%      1.4%

New Jersey
    Region
  Barrington Gardens           148      3/1/2005         $764     96.4%       n/a      n/a       n/a       n/a
  Chatham Hill Apartments      308     1/30/2004       $1,476     96.0%     78.0%     4.4%     28.7%     66.3%
  East Hill Gardens             33      7/7/1998       $1,375     98.1%     90.3%     3.3%     12.2%     30.4%
  Fairmount Apartments          54     1/30/2004         $780     99.8%     96.6%     2.8%      6.2%     -0.5%
  Hackensack Gardens           198      3/1/2005         $777     96.9%       n/a      n/a       n/a       n/a
  Kensington Apartments         38     1/30/2004         $900     94.7%     99.1%     2.5%     -2.1%    -19.7%
  Lakeview                     106      7/7/1998       $1,191     95.3%     96.2%     5.2%      4.1%     11.5%
  Northwood Apartments         134     1/30/2004       $1,132     94.7%     92.1%     2.5%      5.4%      1.1%
  Oak Manor                     77      7/7/1998       $1,673     96.9%     97.7%     3.7%      2.8%     10.0%
  Pleasant View              1,142      7/7/1998       $1,017     94.6%     95.4%     2.7%      1.8%      1.6%
  Pleasure Bay                 270      7/7/1998         $994     95.5%     96.6%     8.2%      7.0%      0.8%
  Regency Club                 372     9/24/2004       $1,068     95.6%       n/a      n/a       n/a       n/a
  Royal Gardens
   Apartments                  550     5/28/1997       $1,082     92.6%     94.0%     4.8%      3.3%      2.7%
  Wayne Village                275      7/7/1998       $1,209     95.3%     95.6%     6.4%      6.1%      6.6%
  Windsor Realty                67      7/7/1998       $1,092     91.7%     97.3%     6.5%      0.4%     -6.8%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total New Jersey
    Region                   3,772                     $1,081     95.0%     92.9%     4.3%      6.3%      8.6%     10.3%      8.9%

Philadelphia
    Region
  Beechwood Gardens            160      7/7/1998         $822     93.9%     96.1%     4.2%      1.8%      3.4%
  Castle Club                  158     3/15/2000         $895     92.3%     94.1%     3.8%      1.8%     -3.2%
  Cedar Glen                   110      3/3/1998         $690     88.5%     89.1%     4.7%      3.9%     25.0%
  Chesterfield                 247     9/23/1997         $872     97.0%     96.3%     1.7%      2.4%     14.4%
  Curren Terrace               318     9/23/1997         $908     93.8%     91.4%     1.8%      4.6%     16.6%
  Executive House              100     9/23/1997         $918     96.0%     92.9%     1.9%      5.3%      9.2%
  Glen Brook                   173     7/28/1999         $753     94.2%     94.2%    -0.9%     -0.8%      7.7%
  Glen Manor                   174     9/23/1997         $763     92.7%     94.0%     1.3%     -0.2%      6.5%
  Golf Club                    399     3/15/2000       $1,005     91.9%     90.6%     0.2%      1.6%     12.5%
  Hill Brook Place             274     7/28/1999         $849     94.3%     98.4%     4.1%     -0.2%     -6.2%
  Home Properties of
   Bryn Mawr                   316     3/15/2000       $1,036     91.5%     96.4%     0.4%     -4.7%     -9.0%
  Home Properties of
   Devon                       629     3/15/2000       $1,054     89.6%     88.5%    -2.8%     -1.6%     -8.4%
  New Orleans Park             442     7/28/1999         $790     93.0%     93.2%     0.8%      0.6%      0.0%
  Racquet Club                 467      7/7/1998         $992     95.7%     95.6%     3.8%      4.0%     14.9%
  Racquet Club South           103     5/27/1999         $852     96.1%     93.1%     2.0%      5.3%      0.1%
  Ridley Brook                 244     7/28/1999         $841     94.9%     97.3%     3.8%      1.2%     -3.9%
  Sherry Lake                  298     7/23/1998       $1,128     93.7%     96.6%     3.6%      0.5%      2.2%
  The Landings                 384    11/25/1996         $952     97.2%     96.0%    -2.4%     -1.1%     -0.2%
  Trexler Park                 249     3/15/2000       $1,019     93.0%     90.3%    -3.3%     -0.3%     -0.7%
  Valley View                  177     9/23/1997         $804     90.1%     88.5%     4.3%      6.3%      7.0%
  Village Square               128     9/23/1997         $907     96.6%     92.8%     1.6%      5.8%     11.2%
  William Henry                363     3/15/2000       $1,094     91.1%     92.7%     3.5%      1.7%      9.8%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Philadelphia
    Region                   5,913                       $938     93.2%     93.4%     1.1%      1.0%      3.1%     13.4%     14.0%

Rochester, NY
    Region:
  1600 East Avenue             164     9/18/1997       $1,049     92.3%     95.7%     1.9%     -1.7%     -3.0%
  1600 Elmwood                 210      8/4/1994         $925     94.0%     91.9%     0.6%      2.9%      2.6%
  Brook Hill                   192      8/4/1994         $856     90.5%     94.7%    -0.6%     -5.0%     -5.4%
  Newcastle Apartments         197      8/4/1994         $766     92.3%     94.3%    -0.1%     -2.3%    -10.0%
  Perinton Manor               224      8/4/1994         $822     94.0%     95.8%     1.9%      0.0%     -3.7%
  Riverton Knolls              240      8/4/1994         $842     92.9%     90.5%     1.0%      3.7%      3.9%
  Spanish Gardens              220      8/4/1994         $696     92.9%     93.8%    -2.1%     -3.0%     -8.8%
  The Meadows                  113      8/4/1994         $769     96.8%     96.1%     2.8%      3.6%      6.3%
  Woodgate                     120     6/30/1997         $833     93.6%     91.8%     0.5%      2.4%      7.1%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Rochester
    Region                   1,680                       $838     93.1%     93.7%     0.6%     -0.1%     -1.7%      3.0%      4.0%

Syracuse, NY
    Region:
  Fairview Heights             214      8/4/1994         $996     83.3%     87.3%     5.7%      0.9%    -16.4%
  Harborside Manor             281     9/30/1994         $693     94.7%     91.6%     3.4%      7.0%     23.0%
  Pearl Street                  60     5/17/1995         $613     89.4%     93.8%     5.1%      0.2%     16.5%
  Village Green (inclu
   Fairways)                   448    12/19/1994         $708     91.6%     91.0%     1.3%      2.0%      4.0%
  Westminster Place            240      1/1/1996         $681     91.3%     91.8%     1.9%      1.3%     11.0%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Syracuse
    Region                   1,243                       $744     90.2%     90.5%     3.0%      2.6%      4.1%      1.8%      2.9%

Washington DC
    Region
  Braddock Lee                 254     3/16/1998       $1,179     94.7%     96.9%     6.5%      4.0%      0.7%
  Brittany Place               591     8/22/2002       $1,044     91.9%     94.7%     1.9%     -1.1%    -11.6%
  Cider Mill                   864     9/27/2002       $1,031     93.1%     95.1%     1.0%     -1.1%     -8.1%
  East Meadow                  150      8/1/2000       $1,229     95.8%     94.9%     5.6%      6.6%     11.6%
  Elmwood Terrace              504     6/30/2000         $830     87.1%     92.4%     1.3%     -4.6%    -10.1%
  Falkland Chase               450     9/10/2003       $1,157     92.0%     94.2%     4.5%      2.1%      4.6%
  Orleans Village              851    11/16/2000       $1,176     93.3%     94.0%     3.6%      2.9%     -5.2%
  Park Shirlington             294     3/16/1998       $1,156     93.8%     95.4%     2.5%      0.8%      2.0%
  Pavilion Apartments          432      7/1/1999       $1,403     93.6%     91.9%     0.3%      2.2%      3.4%
  Seminary Hill                296      7/1/1999       $1,168     92.4%     93.3%     1.5%      0.5%     -5.9%
  Seminary Towers              539      7/1/1999       $1,180     92.3%     93.3%     3.8%      2.7%     -1.3%
  Tamarron Apartments          132     7/16/1999       $1,214     95.1%     95.5%     6.2%      5.7%      1.4%
  The Apts at Wellington
   Trace                       240      3/2/2004       $1,162     95.6%     90.1%     1.5%      7.8%     20.4%
  The Manor - MD               435     8/31/2001       $1,112     92.8%     94.9%    -0.3%     -2.5%     -4.7%
  The Manor - VA               198     2/19/1999         $969     94.0%     92.3%     3.8%      5.7%     13.1%
  The Sycamores                185    12/16/2002       $1,187     97.0%     94.6%     4.9%      7.6%      9.3%
  Virginia Village             344     5/31/2001       $1,198     96.6%     96.8%     1.3%      1.1%     -0.2%
  Wellington Lakes             160    10/24/2001         $759     94.7%     89.9%    -2.3%      3.0%     -4.7%
  Wellington Woods             114    10/24/2001         $798     92.2%     90.5%    -2.4%     -0.6%      3.4%
  West Springfield             244    11/18/2002       $1,248     96.4%     94.1%     2.7%      5.2%     10.4%
  Woodleaf Apartments          228     3/19/2004         $997     93.7%     92.5%     4.7%      6.1%      1.1%
                           --------               ------------ --------- --------- -------- --------- --------- --------- ---------
   Total Washington DC
    Region                   7,505                     $1,113     93.3%     94.0%     2.4%      1.7%     -0.9%     21.6%     17.7%

TOTAL OWNED PORTFOLIO       42,320                       $970     93.3%       n/a      n/a       n/a       n/a    100.0%    100.0%
TOTAL CORE PORTFOLIO        39,284                       $967     93.2%     93.8%     2.1%      1.4%      0.1%

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                          June YTD                                 YTD '05 versus YTD '04
                                          --------                                          % Growth
                                                                                   ----------------------
                                                      YTD                                                          YTD
                                                      '05                  Year                          NOI       '05
                              # of          Date    Rent/     YTD '05       Ago    Rental   Rental        w/    NOI w/          %
                             Apts.         Acqu.      Mo.      Occup.    Occup.     Rates    Revs.   G and A   G and A    # Units
                             -----         -----      ---      ------    ------     -----    -----       ---       ---    -------

Baltimore Region
  Bonnie Ridge                 960      7/1/1999     $996       91.6%     92.7%      0.3%    -0.9%     -8.1%
  Canterbury Apartments        618     7/16/1999     $823       93.1%     94.4%      4.4%     2.9%      2.4%
  Country Village              344     4/30/1998     $794       91.8%     93.2%      3.4%     1.9%     -5.1%
  Falcon Crest                 396     7/16/1999     $875       88.5%     94.3%      3.4%    -2.9%     -8.5%
  Fenland Field                234      8/1/2001   $1,019       93.2%     92.6%      2.8%     3.5%     -1.5%
  Gateway Village              132     7/16/1999   $1,129       91.1%     93.5%      2.7%     0.0%     -3.2%
  Mill Towne Village Apts      384     5/31/2001     $780       93.9%     93.7%      4.3%     4.4%      0.9%
  Morningside Heights        1,050     4/30/1998     $800       94.1%     94.4%      3.7%     3.3%      6.6%
  Owings Run                   504     7/16/1999     $993       94.2%     92.8%      4.8%     6.3%      1.9%
  Ridgeview Chase              204     1/13/2005   $1,018       92.6%       n/a       n/a      n/a       n/a
  Selford Townhomes            102     7/16/1999   $1,173       92.9%     95.0%      4.9%     2.6%      1.0%
  Shakespeare Park              84     7/16/1999     $809       96.9%     98.5%     26.5%    24.4%     16.1%
  Timbercroft Townhomes        284     7/16/1999     $739       98.5%     99.3%      3.6%     2.7%      1.4%
  Village Square
   Townhomes                   370     7/16/1999   $1,017       95.2%     95.3%      3.9%     3.8%      4.1%
  Woodholme Manor              176     3/31/2001     $717       90.7%     94.6%      3.8%    -0.4%    -11.8%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Baltimore
    Region                   5,842                   $889       93.1%     94.0%      3.4%     2.4%     -0.7%     14.5%      13.8%

Boston Region:
  Gardencrest                  696     6/28/2002   $1,309       94.5%     93.3%      3.0%     4.3%      2.1%
  Stone Ends                   280     2/12/2003   $1,164       94.9%     95.0%     -0.7%    -0.8%     -7.0%
  The Village at
   Marshfield                  276     3/17/2004   $1,082       93.9%       n/a       n/a      n/a       n/a
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Boston
    Region                   1,252                 $1,227       94.5%     93.8%      2.0%     2.9%     -0.6%      3.8%       3.0%

Buffalo, NY Region:
  Emerson Square                96    10/15/1997     $682       95.8%     96.9%      3.8%     2.7%     -0.4%
  Idylwood                     720      1/1/1995     $674       93.3%     93.8%      2.6%     2.0%     13.4%
  Paradise Lane                324    10/15/1997     $701       91.4%     92.9%      2.7%     1.1%      4.2%
  Raintree Island              504      8/4/1994     $730       89.0%     93.2%      2.8%    -1.8%    -10.2%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Buffalo
    Region                   1,644                   $697       91.7%     93.6%      2.8%     0.6%      3.7%      2.2%       3.9%

Delaware Region
  Home Properties of
   Newark                      432     7/16/1999     $811       95.9%     94.6%      5.1%     6.6%     17.9%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Delaware
    Region                     432                   $811       95.9%     94.6%      5.1%     6.6%     17.9%      1.0%       1.0%

Detroit, Michigan
  Region
  Canterbury Square            336    10/29/1997     $758       84.5%     96.1%      0.9%   -11.3%    -20.4%
  Carriage Hill - MI           168     9/29/1998     $784       93.5%     95.1%      1.5%    -0.2%     -6.0%
  Carriage Park                256     9/29/1998     $745       91.4%     94.8%      1.3%    -2.4%     -2.3%
  Charter Square               492    10/29/1997     $859       91.1%     93.3%      1.6%    -0.8%     -9.8%
  Cherry Hill Club             165      7/7/1998     $640       89.4%     85.7%     -1.2%     3.0%     14.8%
  Cherry Hill Village          224     9/29/1998     $706       96.2%     97.1%      0.4%    -0.6%     -9.0%
  Deerfield Woods              144     3/22/2000     $799       94.2%     91.2%     -2.0%     1.2%      4.7%
  Fordham Green                146    10/29/1997     $889       88.4%     90.0%     -0.2%    -2.0%      1.3%
  Greentrees                   288    10/29/1997     $645       82.1%     89.6%     -1.1%    -9.4%    -28.6%
  Hampton Court                182     9/30/2000     $687       87.8%     88.5%      2.5%     1.7%      7.8%
  Kingsley                     328    10/29/1997     $677       92.9%     93.9%      1.4%     0.2%     -6.0%
  Macomb Manor                 217     3/22/2000     $692       90.0%     94.4%     -0.3%    -5.0%    -24.8%
  Oak Park Manor               298    10/29/1997     $852       86.9%     89.3%      1.7%    -1.0%     -3.6%
  Scotsdale                    376    11/26/1997     $663       92.1%     93.4%     -1.7%    -3.0%     -8.2%
  Southpointe Square           224    10/29/1997     $648       87.8%     91.8%      0.8%    -3.6%     -8.3%
  Springwells Park             303      4/8/1999     $967       90.0%     91.3%     -0.1%    -1.6%     -4.1%
  Stephenson House             128    10/29/1997     $675       94.6%     92.8%      1.5%     3.3%      2.5%
  The Lakes                    434     11/5/1999     $839       84.4%     90.9%     -3.0%   -10.0%    -29.7%
  Woodland Gardens             337    10/29/1997     $723       96.0%     95.2%     -0.6%     0.2%     -7.5%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Detroit Region      5,046                   $758       89.8%     92.5%      0.1%    -2.9%    -10.1%      7.9%      11.9%

Florida Region
  The Hamptons                 668      7/7/2004     $861       96.1%       n/a       n/a      n/a       n/a
  Vinings at Hampton
   Village                     168      7/7/2004     $937       94.1%       n/a       n/a      n/a       n/a
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Florida
    Region                     836                   $876       95.7%       n/a       n/a      n/a       n/a      1.7%       2.0%

Hudson Valley
  Region
  Carriage Hill                140     7/17/1996   $1,208       91.8%     93.3%      1.2%    -0.5%      3.1%
  Cornwall Park                 75     7/17/1996   $1,625       87.5%     88.4%      1.9%     0.9%     -7.1%
  Lakeshore Villas             152     7/17/1996   $1,036       93.4%     92.5%      4.4%     5.4%     -3.9%
  Patricia                     100      7/7/1998   $1,331       95.8%     92.1%      3.0%     7.1%      1.3%
  Sherwood Consolidation       224    10/11/2002   $1,063       97.0%     96.8%     10.0%    10.3%      4.6%
  Sunset Gardens               217     7/17/1996     $904       94.7%     95.7%      4.9%     3.7%      6.5%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Hudson
    Valley Region              908                 $1,119       93.8%     93.7%      4.7%     4.9%      1.4%      2.2%       2.1%

Illinois Region
  Blackhawk                    371    10/20/2000     $831       89.8%     87.7%     -2.2%     0.1%     -6.7%
  Courtyards Village           224     8/29/2001     $750       93.7%     96.3%     -0.6%    -3.3%    -13.7%
  Cypress Place                192    12/27/2000     $892       92.9%     93.9%      1.6%     0.6%     -3.8%
  The Colony                   783      9/1/1999     $814       91.6%     91.1%     -1.9%    -1.4%     -7.9%
  The New Colonies             672     6/23/1998     $702       90.7%     92.8%     -1.5%    -3.8%     -4.2%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Illinois
    Region                   2,242                   $784       91.4%     91.7%     -1.4%    -1.8%     -6.8%      3.6%       5.3%

Long Island, NY
  Region
  Bayview / Colonial           160     11/1/2000   $1,140       95.4%     96.3%      3.5%     2.5%     -3.2%
  Cambridge Village             82      3/1/2002   $1,423       97.5%     97.3%      8.2%     8.3%     13.9%
  Coventry Village              94     7/31/1998   $1,329       96.5%     95.5%      3.4%     4.4%      7.9%
  Devonshire Hills             297     7/16/2001   $1,648       96.2%     94.6%     -0.7%     0.9%      0.3%
  East Winds                    96     11/1/2000   $1,108       93.8%     93.4%      2.4%     2.9%      6.1%
  Hawthorne Court              434      4/4/2002   $1,315       94.5%     96.4%      5.0%     2.9%     -4.2%
  Heritage Square               80      4/4/2002   $1,404       98.3%     96.0%      8.6%    11.3%      8.0%
  Holiday Square               144     5/31/2002   $1,029       93.6%     98.9%     13.5%     7.4%     -1.3%
  Lake Grove Apartments        368      2/3/1997   $1,360       92.8%     93.5%      2.1%     1.4%     -4.0%
  Maple Tree                    84     11/1/2000   $1,131       92.2%     92.0%      1.3%     1.6%     -1.8%
  Mid- Island Estates          232      7/1/1997   $1,218       94.8%     96.6%      6.5%     4.5%      3.8%
  Rider Terrace                 24     11/1/2000   $1,216       91.2%     97.8%      6.7%    -0.6%     -4.9%
  South Bay Manor               61     9/11/2000   $1,525       92.5%     96.5%      5.9%     1.5%     -2.5%
  Southern Meadows             452     6/29/2001   $1,317       94.9%     94.9%      0.3%     0.4%     -0.8%
  Stratford Greens             359      3/1/2002   $1,368       95.6%     93.3%      2.2%     4.7%     -5.8%
  Terry Apartments              65     11/1/2000   $1,099       98.2%     93.1%      1.1%     6.6%      5.7%
  Westwood Village Apts        242      3/1/2002   $2,062       94.8%     95.4%      7.0%     6.3%      0.4%
  Woodmont Village Apts         96      3/1/2002   $1,229       94.8%     95.4%      3.5%     2.9%     -2.3%
  Yorkshire Village Apts        40      3/1/2002   $1,457       97.3%     98.5%      6.6%     5.3%      2.2%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
    Total Long Island
   Region                    3,410                 $1,374       94.9%     95.1%      3.6%     3.3%     -0.9%     12.2%       8.1%

Maine Region
  Mill Co. Gardens              95      7/7/1998     $740       96.2%     94.3%      5.7%     7.8%      9.4%
  Redbank Village              500      7/7/1998     $789       92.0%     92.8%      4.1%     3.2%      6.9%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Maine Region          595                   $781       92.6%     93.0%      4.4%     3.9%      7.2%      1.3%       1.4%

New Jersey Region
  Barrington Gardens           148      3/1/2005     $774       95.3%       n/a       n/a      n/a       n/a
  Chatham Hill Apartments      308     1/30/2004   $1,467       95.2%       n/a       n/a      n/a       n/a
  East Hill Gardens             33      7/7/1998   $1,367       99.0%     91.8%      4.0%    12.2%     20.5%
  Fairmount Apartments          54     1/30/2004     $777       99.2%       n/a       n/a      n/a       n/a
  Hackensack Gardens           198      3/1/2005     $786       96.1%       n/a       n/a      n/a       n/a
  Kensington Apartments         38     1/30/2004     $895       95.5%       n/a       n/a      n/a       n/a
  Lakeview                     106      7/7/1998   $1,184       94.0%     95.2%      5.7%     4.3%      5.5%
  Northwood Apartments         134     1/30/2004   $1,125       95.5%       n/a       n/a      n/a       n/a
  Oak Manor                     77      7/7/1998   $1,664       96.8%     97.8%      3.7%     2.6%      5.8%
  Pleasant View              1,142      7/7/1998   $1,016       92.8%     94.8%      3.0%     0.8%     -2.6%
  Pleasure Bay                 270      7/7/1998     $984       95.4%     96.5%      8.2%     7.0%      3.5%
  Regency Club                 372     9/24/2004   $1,059       96.2%       n/a       n/a      n/a       n/a
  Royal Gardens
   Apartments                  550     5/28/1997   $1,073       91.5%     93.7%      4.4%     2.1%     -1.2%
  Wayne Village                275      7/7/1998   $1,199       94.8%     95.6%      6.4%     5.4%      9.1%
  Windsor Realty                67      7/7/1998   $1,087       93.3%     94.8%      5.4%     3.8%     -3.7%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total New Jersey
    Region                   3,772                 $1,106       94.0%     94.9%      4.5%     2.8%      0.8%      9.8%       8.9%

Philadelphia Region
  Beechwood Gardens            160      7/7/1998     $826       93.5%     96.4%      5.4%     2.2%     -4.3%
  Castle Club                  158     3/15/2000     $896       93.5%     94.0%      5.0%     4.5%      5.9%
  Cedar Glen                   110      3/3/1998     $687       90.4%     89.9%      3.4%     4.0%     21.0%
  Chesterfield                 247     9/23/1997     $869       96.2%     96.0%      2.6%     2.8%      9.4%
  Curren Terrace               318     9/23/1997     $905       95.1%     91.5%      1.9%     5.8%     15.5%
  Executive House              100     9/23/1997     $917       96.0%     94.8%      2.9%     4.3%      8.9%
  Glen Brook                   173     7/28/1999     $759       92.3%     94.7%      1.0%    -1.6%     -6.6%
  Glen Manor                   174     9/23/1997     $758       94.0%     93.7%      1.9%     2.2%      7.4%
  Golf Club                    399     3/15/2000   $1,002       91.6%     91.0%      1.0%     1.6%     10.0%
  Hill Brook Place             274     7/28/1999     $839       95.2%     96.7%      3.4%     1.8%      1.2%
  Home Properties of
   Bryn Mawr                   316     3/15/2000   $1,032       91.5%     95.5%      0.3%    -3.9%     -6.6%
  Home Properties of
   Devon                       629     3/15/2000   $1,059       86.6%     90.7%     -1.3%    -5.7%    -11.3%
  New Orleans Park             442     7/28/1999     $786       93.5%     93.7%      0.8%     0.6%      0.5%
  Racquet Club                 467      7/7/1998     $990       96.2%     96.0%      4.7%     5.0%     13.4%
  Racquet Club South           103     5/27/1999     $848       96.1%     93.9%      2.0%     4.3%      3.5%
  Ridley Brook                 244     7/28/1999     $833       94.5%     97.5%      3.8%     0.6%     -0.5%
  Sherry Lake                  298     7/23/1998   $1,121       94.2%     95.8%      3.5%     1.9%      9.6%
  The Landings                 384    11/25/1996     $953       95.1%     94.8%     -1.6%    -1.3%     -2.7%
  Trexler Park                 249     3/15/2000   $1,021       92.6%     88.2%     -1.5%     3.4%      7.9%
  Valley View                  177     9/23/1997     $799       90.4%     88.7%      3.9%     5.9%     21.2%
  Village Square               128     9/23/1997     $905       96.5%     94.5%      2.5%     4.6%     10.0%
  William Henry                363     3/15/2000   $1,090       91.9%     92.5%      4.3%     3.6%     11.9%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Philadelphia
    Region                   5,913                   $936       92.9%     93.5%      1.8%     1.2%      3.9%     13.3%      14.0%

Rochester, NY
  Region:
  1600 East Avenue             164     9/18/1997   $1,041       89.1%     92.8%      1.1%    -2.8%     -4.0%
  1600 Elmwood                 210      8/4/1994     $926       94.5%     93.6%      1.0%     2.0%      0.8%
  Brook Hill                   192      8/4/1994     $865       89.5%     94.7%      0.2%    -5.2%     -9.5%
  Newcastle Apartments         197      8/4/1994     $767       92.7%     94.0%     -0.1%    -1.6%     -4.9%
  Perinton Manor               224      8/4/1994     $820       94.0%     95.6%      1.8%     0.0%     -9.2%
  Riverton Knolls              240      8/4/1994     $837       91.7%     91.8%      0.9%     0.9%     14.0%
  Spanish Gardens              220      8/4/1994     $700       89.6%     92.8%     -0.4%    -3.9%     -6.5%
  The Meadows                  113      8/4/1994     $768       98.0%     96.4%      3.0%     4.6%     10.1%
  Woodgate                     120     6/30/1997     $829       94.6%     93.4%      0.7%     2.0%      8.4%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Rochester
    Region                   1,680                   $838       92.3%     93.8%      0.8%    -0.7%     -0.7%      2.9%       4.0%

Syracuse, NY
  Region:
  Fairview Heights             214      8/4/1994     $989       85.2%     89.3%      5.0%     0.2%     -7.5%
  Harborside Manor             281     9/30/1994     $689       96.0%     94.2%      3.1%     5.1%     21.0%
  Pearl Street                  60     5/17/1995     $608       93.3%     96.4%      4.7%     1.3%     12.0%
  Village Green (inclu
   Fairways)                   448    12/19/1994     $704       89.2%     91.4%      1.6%    -0.8%     -0.9%
  Westminster Place            240      1/1/1996     $678       92.3%     94.0%      1.9%     0.0%      2.3%
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Syracuse
    Region                   1,243                   $740       90.4%     92.2%      2.9%     0.9%      2.9%      1.8%       2.9%

Washington DC Region
  Braddock Lee                 254     3/16/1998   $1,174       93.7%     96.2%      5.9%     3.2%      2.1%
  Brittany Place               591     8/22/2002   $1,057       90.5%     94.5%      3.7%    -0.7%     -8.0%
  Cider Mill                   864     9/27/2002   $1,029       93.3%     95.0%      1.2%    -0.6%     -4.4%
  East Meadow                  150      8/1/2000   $1,217       96.3%     96.0%      5.8%     6.1%     12.6%
  Elmwood Terrace              504     6/30/2000     $829       88.0%     93.3%      1.7%    -4.1%     -9.4%
  Falkland Chase               450     9/10/2003   $1,144       92.0%     94.4%      3.1%     0.5%      4.2%
  Orleans Village              851    11/16/2000   $1,175       92.3%     94.1%      3.9%     1.9%     -0.7%
  Park Shirlington             294     3/16/1998   $1,152       91.6%     93.5%      2.1%     0.1%      1.3%
  Pavilion Apartments          432      7/1/1999   $1,400       93.1%     90.8%      0.9%     3.5%      2.9%
  Seminary Hill                296      7/1/1999   $1,170       90.9%     93.3%      2.5%    -0.2%     -2.9%
  Seminary Towers              539      7/1/1999   $1,173       92.7%     93.0%      3.5%     3.1%      3.4%
  Tamarron Apartments          132     7/16/1999   $1,217       94.6%     94.1%      6.8%     7.4%      8.1%
  The Apts at Wellington
   Trace                       240      3/2/2004   $1,173       95.7%       n/a       n/a      n/a       n/a
  The Manor - MD               435     8/31/2001   $1,111       91.3%     93.5%     -0.7%    -3.1%     -0.4%
  The Manor - VA               198     2/19/1999     $953       94.1%     90.7%      3.8%     7.7%     26.6%
  The Sycamores                185    12/16/2002   $1,179       96.3%     95.0%      5.5%     6.9%     10.9%
  Virginia Village             344     5/31/2001   $1,197       96.2%     95.6%      1.9%     2.4%     -2.0%
  Wellington Lakes             160    10/24/2001     $764       92.0%     87.6%     -0.6%     4.4%     26.9%
  Wellington Woods             114    10/24/2001     $809       86.5%     88.7%     -0.6%    -3.0%      4.2%
  West Springfield             244    11/18/2002   $1,236       97.3%     94.1%      2.6%     6.2%     12.3%
  Woodleaf Apartments          228     3/19/2004     $989       92.8%       n/a       n/a      n/a       n/a
                           --------               -------- ----------- --------- --------- -------- --------- --------- ----------
   Total Washington
    DC Region                7,505                 $1,111       92.7%     93.7%      2.6%     1.4%      1.1%     21.8%      17.7%

TOTAL OWNED PORTFOLIO       42,320                   $969       92.9%       n/a       n/a      n/a       n/a    100.0%     100.0%
TOTAL CORE PORTFOLIO        39,284                   $965       92.7%     93.7%      2.4%     1.4%      0.5%

Home Properties, Inc.
June 30, 2005 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

--------------------------------------------------------------------------------------------------
                                                                 2nd Qtr      1st Qtr
Region                                             % Units          2005         2005    Variance
------                                             -------          ----         ----    --------
Washington                                           17.9%         93.2%        92.0%        1.2%
New Jersey, Long Island, Hudson Valley               17.4%         94.9%        93.5%        1.4%
Philadelphia                                         15.1%         93.2%        92.6%        0.6%
Baltimore                                            14.4%         93.3%        92.8%        0.5%
Detroit                                              12.8%         89.5%        90.0%       -0.5%
Upstate, NY                                          11.6%         92.0%        91.2%        0.8%
Chicago                                               5.7%         92.2%        90.5%        1.7%
Misc.                                                 5.1%         94.9%        93.7%        1.2%
                                                    -----           ---          ---        ----
Total                                               100.0%         93.2%        92.3%        0.9%
                                                    =====           ===          ===        ====
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                 2nd Qtr      2nd Qtr
Region                                             % Units          2005         2004    Variance
------                                             -------          ----         ----    --------
Washington                                           17.9%         93.2%        94.2%       -1.0%
New Jersey, Long Island, Hudson Valley               17.4%         94.9%        95.1%       -0.2%
Philadelphia                                         15.1%         93.2%        93.4%       -0.2%
Baltimore                                            14.4%         93.3%        94.1%       -0.8%
Detroit                                              12.8%         89.5%        92.5%       -3.0%
Upstate, NY                                          11.6%         92.0%        92.9%       -0.9%
Chicago                                               5.7%         92.2%        91.9%        0.3%
Misc.                                                 5.1%         94.9%        93.8%        1.1%
                                                    -----           ---          ---        ----
Total                                               100.0%         93.2%        93.8%       -0.6%
                                                    =====           ===          ===        ====
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                     Jun      2nd Qtr
Region                                             % Units          2005         2005    Variance
------                                             -------          ----         ----    --------
Washington                                           17.9%         93.6%        93.2%        0.4%
New Jersey, Long Island, Hudson Valley               17.4%         95.3%        94.9%        0.4%
Philadelphia                                         15.1%         93.6%        93.2%        0.4%
Baltimore                                            14.4%         93.7%        93.3%        0.4%
Detroit                                              12.8%         89.9%        89.5%        0.4%
Upstate, NY                                          11.6%         90.8%        92.0%       -1.2%
Chicago                                               5.7%         92.2%        92.2%        0.0%
Misc.                                                 5.1%         95.2%        94.9%        0.3%
                                                    -----           ---          ---        ----
Total                                               100.0%         93.4%        93.2%        0.2%
                                                    =====           ===          ===        ====
--------------------------------------------------------------------------------------------------

SAME STORE
SEQUENTIAL RESULTS
SECOND QUARTER 2005
VERSUS FIRST QUARTER 2005
--------------------------------------------------------------------------------------------------
Region                                             % Units      Revenues     Expenses         NOI
------                                             -------      --------     --------         ---
Washington                                           17.9%          2.1%        -8.2%       10.0%
New Jersey, Long Island, Hudson Valley               17.4%          2.5%       -12.1%       14.9%
Philadelphia                                         15.1%          2.3%       -10.2%       14.1%
Baltimore                                            14.4%          1.0%        -4.9%        4.5%
Detroit                                              12.8%         -0.2%        -5.6%        5.5%
Upstate, NY                                          11.6%          3.5%        -5.8%       15.4%
Chicago                                               5.7%          2.2%         5.0%       -0.8%
Misc.                                                 5.1%          2.6%       -12.7%       14.0%
                                                    -----           ---          ---        ----
Total                                               100.0%          2.0%        -8.0%       10.6%
                                                    =====           ===          ===        ====
--------------------------------------------------------------------------------------------------

Home Properties, Inc.
June 30, 2005 Supplemental Information

Resident Statistics

-------------------------------------------------------------------------------------------------------------------------------

Top Six Reasons            2ND QTR     1ST QTR     4TH QTR     3RD QTR      2ND QTR     1ST QTR        YEAR        YEAR    YEAR
 for Moveouts                 2005        2005        2004        2004         2004        2004        2004        2003    2002
 ------------                 ----        ----        ----        ----         ----        ----        ----        ----    ----

Home purchase               19.40%      18.50%      19.80%      20.40%       20.40%      17.50%      17.50%      19.60%  18.80%

Employment related          15.80%      15.10%      16.10%      15.00%       14.70%      16.20%      16.20%      14.90%  14.30%

Location convenience/
     apartment size         13.00%      11.90%      11.60%      12.70%       13.80%      11.00%      11.00%      12.20%  10.80%

Eviction/skip               10.80%      15.30%      12.70%      11.30%       11.20%      14.10%      14.10%      12.60%  10.90%

Rent level                  10.10%       8.90%       9.80%       9.30%        9.30%       9.80%       9.80%       9.10%  11.80%

Domestic Situation           9.40%       5.50%       6.60%       9.00%        9.50%       5.50%       8.00%       8.40%   8.10%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Traffic                                 Signed                  Signed   Turnover
-------                    Traffic      Leases     Traffic      Leases   --------
                        2nd Qtr 05  2nd Qtr 05  Six Mos 05  Six Mos 05
                                To          To          To          To
                        2nd Qtr 04  2nd Qtr 04  Six Mos 04  Six Mos 04   2nd Qtr 05  2nd Qtr 04  Six Mos 05  Six Mos 04
                        ----------  ----------  ----------  ----------   ----------  ----------  ----------  ----------

Region
Baltimore                       0%         22%         -5%          7%          14%         14%         23%         23%
Washington                     -2%         29%         -7%         13%          12%         12%         22%         22%
New Jersey                      0%         16%        -10%         20%          10%         10%         19%         19%
Long Island                     4%         10%         -9%          3%          12%         12%         22%         22%
Hudson Valley                 -14%          6%         -6%         -5%          12%         14%         23%         24%
Philadelphia                   -8%         -1%         -8%          3%          16%         16%         27%         27%
Detroit                         7%         51%         -4%          9%          15%         13%         25%         24%
Rochester                      56%         52%         34%         15%          19%         18%         29%         30%
Buffalo                        10%          1%          4%          6%          20%         19%         30%         30%
Syracuse                      -13%         -6%        -12%          0%          23%         24%         34%         36%
Chicago                        16%          2%         18%         16%          17%         15%         30%         26%

Total Portfolio                 3%         19%         -3%          8%          14%         14%         25%         24%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                    2nd Qtr 05  2nd Qtr 04  Six Mos 05   Six Mos 04
                                    ----------  ----------  ----------   ----------
Bad Debts as % of Rents                  0.51%       0.72%       0.63%        0.67%
-------------------------------------------------------------------------------------------------------------------------------

HOME PROPERTIES, INC.
June 30, 2005 and 2004 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                    2ND QTR  2ND QTR                           SIX MOS   SIX MOS
                                       2005     2004    QUARTER           %       2005      2004       YEAR           %
                                     ACTUAL   ACTUAL   VARIANCE    VARIANCE     ACTUAL    ACTUAL   VARIANCE    VARIANCE
                                     ------   ------   --------    --------     ------    ------   --------    --------
ELECTRICITY                           1,919    1,820       (99)       -5.4%      3,861     3,820       (41)       -1.1%
GAS                                   4,032    3,029    (1,003)      -33.1%     13,167    11,541    (1,626)      -14.1%
WATER AND SEWER                       2,763    2,660      (103)       -3.9%      5,547     5,369      (178)       -3.3%
REPAIRS AND MAINTENANCE               7,909    8,547        638        7.5%     13,853    14,882      1,029        6.9%
PERSONNEL EXPENSE                    11,189   10,756      (433)       -4.0%     22,858    21,563    (1,295)       -6.0%
SITE LEVEL INCENTIVE COMPENSATION       920      472      (448)      -94.9%      1,260       829      (431)      -52.0%
ADVERTISING                           2,152    2,127       (25)       -1.2%      4,079     4,272        193        4.5%
LEGAL AND PROFESSIONAL                  404      382       (22)       -5.8%        753       779         26        3.3%
OFFICE AND TELEPHONE                  1,442    1,530        88         5.8%      2,941     3,127        186        5.9%
PROPERTY INS.                         1,589    1,766       177        10.0%      3,151     3,815        664       17.4%
REAL ESTATE TAXES                    11,428   10,814      (614)       -5.7%     23,151    21,643    (1,508)       -7.0%
SNOW                                     89       65       (24)      -36.9%      1,124     1,044       (80)       -7.7%
TRASH                                   689      674       (15)       -2.2%      1,365     1,320       (45)       -3.4%
PROPERTY MANAGEMENT G AND A           3,082    2,948      (134)       -4.5%      6,155     6,031      (124)       -2.1%
                                     ------   ------    ------         ---     -------   -------    ------         ---
TOTAL                                49,607   47,590    (2,017)       -4.2%    103,265   100,035    (3,230)       -3.2%
                                     ======   ======    ======         ===     =======   =======    ======         ===

Home Properties, Inc.
June 30, 2005 Supplemental Information

                         SUMMARY OF RECENT ACQUISITIONS

                                                                                     (1)              Wgtd. Avg.
                                                                   Purchase   # of   CAP    Purchase   Price Per
Community                                    Market        State       Date  Units  Rate  Price (mm)        Unit
-------------------------------------------- ------------- ------ ---------- ------ ----- ----------- -----------
2005 ACQUISITIONS
Ridgeview Chase Apartments                   NoVA/DC          MD  1/13/2005    204  7.1%       $19.7     $96,436
Hackensack Gardens                           New Jersey       NJ   3/1/2005    198  5.3%       $12.9     $65,192
Barrington Gardens                           New Jersey       NJ   3/1/2005    148  7.1%        $7.4     $50,176
                                                                             -----  ---       ------     -------
                                                                   SUBTOTAL    550  6.5%       $40.0     $72,740

Purchased after the Quarter close
---------------------------------
Sayville Commons                             Long Island      NY  7/15/2005    342  5.4%       $63.6    $185,965
                                                                             -----  ---       ------     -------
                                                                  TOTAL YTD    892  5.8%      $103.6    $116,151
                                                                             =====  ===       ======     =======

                                                                                     (1)              Wgtd. Avg.
                                                                   Purchase   # of   CAP    Purchase   Price Per
Community                                    Market         State      Date  Units  Rate  Price (mm)        Unit
-------------------------------------------- ------------- ------ ---------- ------ ----- ----------- -----------
2004 ACQUISITIONS
Chatham Hill Apartments                      New Jersey       NJ  1/30/2004    308  6.2%       $45.7    $148,292
Northwood Apartments                         New Jersey       NJ  1/30/2004    134  6.2%       $14.4    $107,612
Fairmount Apartments                         New Jersey       NJ  1/30/2004     54  6.2%        $2.2     $41,519
Kensington Apartments                        New Jersey       NJ  1/30/2004     38  6.2%        $1.8     $48,211
The Apartments at Wellington Trace           NoVA/DC          MD   3/2/2004    240  7.4%       $29.5    $123,100
The Village at Marshfield                    Boston           MA  3/17/2004    276  7.6%       $27.0     $97,725
Woodleaf Apartments                          NoVA/DC          MD  3/19/2004    228  7.1%       $20.0     $87,895
The Hamptons/The Vinings at Hampton Village  Florida          FL   7/7/2004    836  6.2%       $70.4     $84,161
Regency Club                                 New Jersey       NJ  9/24/2004    372  6.7%       $36.4     $97,890
                                                                             -----  ---       ------     -------
                                                                  TOTAL YTD  2,486  6.7%      $247.5     $99,557
                                                                             =====  ===       ======     =======

-------------------------------------------- ------------- ------ ---------- ------ ----- ----------- -----------
TOTAL 2004 and 2005 Acquisitions                                             3,378  6.4%      $351.1    $103,939
-------------------------------------------- ------------- ------ ---------- ------ ----- ----------- -----------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
June 30, 2005 Supplemental Information

                             SUMMARY OF RECENT SALES

                                                                      (1)                 Wgtd. Avg.
                                                     Sale    # of     CAP         Sales    Price Per
Community                 Market       State         Date   Units    Rate    Price (mm)         Unit
---------                 ------       -----         ----   -----    ----    ----------         ----
2005 SALES
No sales have taken place
 during the first
six months of 2005                                              -    0.0%          $0.0         $0.0

Disposed after the Quarter close
--------------------------------

Cedar Glen                Philadelphia    PA     7/8/2005     110    7.0%          $5.9      $53,636
                                                            -----    ---          -----      -------
                                                TOTAL YTD     110    7.0%          $5.9      $53,636
                                                            =====    ===          =====      =======

                                                                      (1)                 Wgtd. Avg.
                                                     Sale    # of     CAP         Sales    Price Per
Community                 Market       State         Date   Units    Rate    Price (mm)         Unit
---------                 ------       -----         ----   -----    ----    ----------         ----
2004 SALES
Northgate Manor           Rochester       NY    6/10/2004     224    9.0%          $9.3      $41,603
Maple Lane                South Bend      IN    7/30/2004     396    7.4%         $17.5      $44,192
Apple Hill Apartments     Hamden          CT   12/23/2004     498    7.0%         $48.1      $96,651
Parkview Gardens          Detroit         MI   12/29/2004     484   11.6%         $16.0      $33,033
Golfview Apartments       Detroit         MI   12/29/2004      44    9.1%          $1.5      $35,091
                                                            -----    ---          -----      -------
                                                TOTAL YTD   1,646    8.2%         $92.5      $56,187
                                                            =====    ===          =====      =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
June 30, 2005 Supplemental Information

                       BREAKDOWN OF OWNED UNITS BY MARKET

                                          Net                                  Net
                                     Acquired       As of   12/31/2004    Acquired      As of      Current
MARKET                     STATE      in 2004  12/31/2004   % of Units     in 2005  6/30/2005   % of Units
------                     -----      -------  ----------   ----------     -------  ---------   ----------
SUBURBAN NEW YORK CITY     NY/NJ          906       7,744       18.54%         346      8,090       19.12%
SUBURBAN WASHINGTON        DC             468       7,505       17.97%           0      7,505       17.73%
PHILADELPHIA               PA               0       5,913       14.16%           0      5,913       13.97%
BALTIMORE                  MD               0       5,638       13.50%         204      5,842       13.80%
DETROIT                    MI            -528       5,046       12.08%           0      5,046       11.92%
UPSTATE NEW YORK           NY            -224       4,567       10.93%           0      4,567       10.79%
CHICAGO                    IL               0       2,242        5.37%           0      2,242        5.30%
BOSTON                     MA             276       1,252        3.00%           0      1,252        2.96%
FLORIDA                    FL             836         836        2.00%           0        836        1.98%
PORTLAND                   ME               0         595        1.42%           0        595        1.41%
DOVER                      DE               0         432        1.03%           0        432        1.02%
HAMDEN                     CT            -498           0        0.00%           0          0        0.00%
SOUTH BEND                 IN            -396           0        0.00%           0          0        0.00%
NORTH/CENTRAL              OH               0           0        0.00%           0          0        0.00%
                                          ---      ------       -----          ---     ------       -----
TOTAL                                     840      41,770       100.0%         550     42,320       100.0%
                                          ===      ======       =====          ===     ======       =====

Home Properties, Inc.
June 30, 2005 Supplemental Information

Debt Summary Schedule
---------------------

FIXED
-----
                                                                                                MATURITY   YEARS TO
PROPERTY                             LENDER                            RATE        BALANCE          DATE   MATURITY
--------                             ------                            ----        -------          ----   --------
CAMBRIDGE VILLAGE - 2nd (*)          North Fork Bank                  5.210        559,199      11/01/05       0.34
IDLYWOOD                             JPMorganChase                    8.625      8,547,482      11/01/05       0.34
MID-ISLAND                           North Fork Bank                  7.500      6,675,000      05/01/06       0.84
DEVONSHIRE - 1st (*)                 AMI Capital - Fannie             7.100     18,533,132      06/01/06       0.92
COUNTRY VILLAGE                      CharterMac-Fannie                8.385      6,140,854      08/01/06       1.09
HAMPTON COURT                        ORIX RE Capital                  8.875      3,253,572      09/01/06       1.17
WOODGATE PLACE                       ARCS - Fannie                    7.865      3,155,900      01/01/07       1.51
MILL TOWNE VILLAGE                   Prudential-Fannie Mae            6.325      8,530,000      01/01/07       1.51
BRITTANY PLACE                       CapMark - Conduit                4.780     18,631,796      06/11/07       1.95
SEMINARY TOWERS - 2nd                Wachovia Bank                    8.400      1,077,603      06/25/07       1.99
SEMINARY TOWERS - 1st                Wachovia Bank                    8.220      1,886,065      06/25/07       1.99
SEMINARY TOWERS - 4th                Wachovia Bank                    5.390     10,000,000      06/25/07       1.99
SEMINARY TOWERS - 3rd                Wachovia Bank                    5.350     16,066,414      06/25/07       1.99
SOUTHERN MEADOWS (*)                 CapMark - Conduit                7.250     19,296,529      07/11/07       2.03
COURTYARDS VILLAGE (*)               Berkshire Mtg-Freddie            6.670      4,918,183      08/01/07       2.09
ROYAL GARDENS APTS. - 2nd            M and T Bank - Freddie           4.550      1,465,695      11/01/07       2.34
ROYAL GARDENS APTS. - 1st            M and T Bank - Freddie           4.900     31,188,290      11/01/07       2.34
FENLAND FIELD                        Prudential-Fannie Mae            5.050     12,193,580      12/01/07       2.42
HP@NEWARK (CHSTNT CRSG)              Prudential-Fannie Mae            4.840     16,714,183      12/01/07       2.42
VILLAGE SQUARE 1, 2 and 3              Prudential-Fannie Mae          5.050     21,255,790      12/01/07       2.42
THE LANDINGS - 2nd                   CharterMac-Fannie                6.740      3,637,810      01/01/08       2.51
PAVILION - 2nd                       CharterMac-Fannie                7.450      3,645,164      01/01/08       2.51
CYPRESS PLACE                        Reilly - Fannie                  7.130      6,165,241      01/01/08       2.51
VIRGINIA VILLAGE                     First Union NB - Svcr            6.910      9,033,555      01/01/08       2.51
THE LANDINGS -1st                    CharterMac-Fannie                6.930      9,194,730      01/01/08       2.51
PAVILION -3rd                        CharterMac-Fannie                5.030     17,729,493      01/01/08       2.51
YORKSHIRE VILLAGE (*)                North Fork Bank                  5.810      1,512,935      03/01/08       2.67
CAMBRIDGE VILLAGE - 1st (*)          North Fork Bank                  5.960      2,638,021      03/01/08       2.67
WELLINGTON WOODS/LAKES               ORIX RE Capital                  6.980      7,545,098      06/01/08       2.92
DETROIT PORTFOLIO                    JPMorganChase                    7.510     42,870,902      06/01/08       2.92
RACQUET CLUB SOUTH                   NorthMarq - Freddie              6.980      2,856,573      07/01/08       3.01
NORTHWOOD - 1st                      Bank of New York                 3.850      5,580,301      07/01/08       3.01
CHATHAM HILL - 1st                   Bank of New York                 3.900     20,190,158      07/01/08       3.01
WESTWOOD VILLAGE - 1st (*)           M and T Bank                     5.940     15,855,192      10/31/08       3.34
WESTWOOD VILLAGE - 2nd (*)           M and T Bank                     5.940        921,347      11/01/08       3.34
WESTWOOD VILLAGE - 3rd               M and T Bank                     5.550     18,000,000      11/01/08       3.34
STONE ENDS                           Prudential-Fannie Mae            4.530     23,441,478      11/01/08       3.34
HP at GOLF CLUB                      ARCS - Fannie                    6.585     15,807,460      12/01/08       3.42
DEVONSHIRE - 2nd                     AMI Capital - Fannie             6.720      4,767,946      01/01/09       3.51
HERITAGE SQUARE                      CharterMac-Fannie                5.150      6,434,367      07/01/09       4.01
BLACKHAWK                            M and T Bank-Freddie Mac         5.060     13,623,106      12/01/09       4.42
WILLIAM HENRY                        NorthMarq - Freddie              5.310     23,128,704      12/01/09       4.42
WINDSOR REALTY                       Prudential-Fannie Mae            4.575      4,768,585      01/01/10       4.51
CHERRY HILL                          Prudential-Fannie Mae            5.360      5,164,305      01/01/10       4.51
GLEN MANOR                           Prudential-Fannie Mae            5.065      5,950,316      01/01/10       4.51
LAKEVIEW                             Prudential-Fannie Mae            4.575      8,858,640      01/01/10       4.51
RIDLEY BROOK                         Prudential-Fannie Mae            4.865      9,927,699      01/01/10       4.51
HILL BROOK APTS                      M and T Bank - Freddie           5.210     11,475,980      01/01/10       4.51
PLEASURE BAY                         Prudential-Fannie Mae            4.575     15,400,543      01/01/10       4.51
SHERRY LAKE                          GMAC - Freddie Mac               5.180     19,958,552      01/01/10       4.51
ELMWOOD TERRACE                      CharterMac-Fannie                5.300     21,590,172      01/01/10       4.51
BRADDOCK LEE                         Prudential-Fannie Mae            4.575     21,771,571      01/01/10       4.51
EAST WINDS APARTMENTS                M and T Bank - Freddie           4.990      6,675,703      03/01/10       4.67
BAYVIEW/COLONIAL                     M and T Bank - Freddie           4.950     11,756,893      03/01/10       4.67
MULTI-PROPERTY                       M and T Bank - Freddie           7.575     45,400,000      05/01/10       4.84
TREXLER PARK                         Prudential-Fannie Mae            7.500     10,140,000      10/01/10       5.26
CIDER MILL - 2nd                     Berkshire Mtg-Freddie            5.180     18,533,003      10/01/10       5.26
HP at DEVON                          Prudential-Fannie Mae            7.500     28,892,000      10/01/10       5.26
CIDER MILL - 1st                     Berkshire Mtg-Freddie            7.700     45,231,647      10/01/10       5.26
MULTI-PROPERTY                       Prudential-Fannie Mae            6.360      8,141,000      01/01/11       5.51
MULTI-PROPERTY                       Prudential-Fannie Mae            7.250     32,978,000      01/01/11       5.51
ORLEANS VILLAGE                      Prudential-Fannie Mae            6.815     43,745,000      01/01/11       5.51
MULTI-PROPERTY                       Prudential-Fannie Mae            6.160     58,881,000      01/01/11       5.51
NEW ORLEANS/ARBOR CRSG               Prudential-Fannie Mae            4.860     19,626,835      03/01/11       5.67
RACQUET CLUB                         Prudential-Fannie Mae            6.875     21,785,977      04/01/11       5.76
TIMBERCROFT TH's 1 - 1st             GMAC - HUD                       8.500        604,243      05/01/11       5.84
MEADOWS APARTMENTS                   Prudential-Fannie Mae            6.875      3,358,022      05/01/11       5.84
LAKE GROVE                           Prudential-Fannie Mae            6.540     26,506,939      12/01/11       6.42
TIMBERCROFT TH's 3 - 1st             GMAC - HUD                       8.000        845,645      02/01/12       6.59
MULTI_PROPERTY NOTES PAY             Seller Financing                 4.000        582,163      02/01/12       6.59
EMERSON SQUARE                       M and T Bank-Freddie Mac         6.850      2,215,447      03/01/12       6.67
FAIRVIEW                             M and T Bank-Freddie Mac         6.850      7,455,462      03/01/12       6.67
PARADISE LANE                        M and T Bank-Freddie Mac         6.830      8,696,841      03/01/12       6.67
PERINTON MANOR                       M and T Bank-Freddie Mac         6.850      9,222,714      03/01/12       6.67
HP at CASTLE CLUB                    NorthMarq - Freddie              9.550      6,762,394      05/01/12       6.84
GATEWAY VILLAGE                      Prudential-Fannie Mae            6.885      7,026,263      05/01/12       6.84
THE COLONIES                         Prudential-Fannie Mae            7.110     21,040,978      06/01/12       6.93
PEARL STREET                         M and T Bank-Freddie Mac         6.830      1,097,858      07/01/12       7.01
HARBORSIDE MANOR - 2nd               M and T Bank-Freddie Mac         5.680      1,197,206      07/01/12       7.01
SUNSET GARDENS - 2nd                 M and T Bank-Freddie Mac         5.520      2,844,217      07/01/12       7.01
WOODHOLME MANOR                      Prudential-Fannie Mae            7.160      3,775,761      07/01/12       7.01
LAKESHORE VILLAS                     M and T Bank-Freddie Mac         6.850      5,015,942      07/01/12       7.01
PATRICIA APTS                        M and T Bank-Freddie Mac         6.830      5,320,019      07/01/12       7.01
CORNWALL PARK                        M and T Bank-Freddie Mac         6.830      5,610,201      07/01/12       7.01
CARRIAGE HILL - NY                   M and T Bank-Freddie Mac         6.850      5,804,369      07/01/12       7.01
SUNSET GARDENS - 1st                 M and T Bank-Freddie Mac         6.830      5,900,384      07/01/12       7.01
WESTMINISTER PLACE                   M and T Bank-Freddie Mac         6.850      6,578,285      07/01/12       7.01
HARBORSIDE MANOR - 1st               M and T Bank-Freddie Mac         6.850      7,303,831      07/01/12       7.01
REGENCY CLUB - 2nd                   CharterMac-Fannie                4.950      7,931,243      10/01/12       7.26
REGENCY CLUB - 1st                   CharterMac-Fannie                4.840     19,008,160      10/01/12       7.26
HACKENSACK GARDENS - 2nd             Wash Mut - Fannie                5.440      4,645,868      03/01/13       7.67
HACKENSACK GARDENS - 1st             Wash Mut - Fannie                5.260      4,846,293      03/01/13       7.67
MORNINGSIDE                          JPMorganChase                    6.990     17,808,788      05/01/13       7.84
CANTERBURY APARTMENTS                M and T Bank-Fannie Mae          5.020     29,830,432      05/01/13       7.84
MULTI-PROPERTY                       Prudential - Fannie Mae          6.475    100,000,000      08/31/13       8.18
1600 ELMWOOD AVE                     Legg Mason-Freddie               5.630     10,949,786      10/01/13       8.26
DEERFIELD WOODS                      GE Financial                     7.000      3,108,470      01/01/14       8.51
BROOK HILL                           M and T Bank-Freddie Mac         5.480      8,461,324      04/01/14       8.76
FALKLAND CHASE                       CharterMac-Fannie                5.480     15,087,391      04/01/14       8.76
WELLINGTON TRACE                     M and T Bank-Freddie Mac         5.520     26,142,729      04/01/14       8.76
CURREN TERRACE                       M and T Bank-Freddie Mac         5.360     14,887,449      10/01/14       9.26
RAINTREE                             Capitalized Lease                4.920      5,821,585      12/01/14       9.43
CARRIAGE HILL - MI                   Prudential-Fannie Mae            5.575      7,112,000      07/01/15      10.01
CARRIAGE PARK                        Prudential-Fannie Mae            5.575      9,355,000      07/01/15      10.01
STRATFORD GREENS                     North Fork Bank                  5.750     33,700,000      07/01/15      10.01
PAVILION - 1st                       CharterMac-Fannie                8.000      7,529,189      11/01/18      13.35
BONNIE RIDGE - 1st                   Prudential                       6.600     16,088,387      12/15/18      13.47
BONNIE RIDGE - 2nd                   Prudential                       6.160     19,486,349      12/15/18      13.47
TIMBERCROFT TH's 1 - 2nd             M and T Realty - HUD             8.375      2,023,910      06/01/19      13.93
TIMBERCROFT TH's 3 - 2nd             M and T Realty - HUD             8.375      2,981,056      06/01/19      13.93
VILLAGE GREEN, FW                    ARCS Mortgage                    8.230      3,745,059      10/01/19      14.26
RAINTREE                             Leasehold Mortgage               8.500      1,012,688      04/30/20      14.84
MACOMB MANOR                         EF and A Funding                 8.630      3,629,072      06/01/21      15.93
SHAKESPEARE PARK                     Reilly Mortgage                  7.500      2,368,351      01/01/24      18.52
HOLIDAY SQUARE (*)                   Red Capital (Servicer)           6.700      3,536,024      03/01/24      18.68
WOODLEAF                             HOC of Montgom Cty               5.080      7,987,254      02/01/27      21.61
SHERWOOD TOWNHOUSES (*)              Wachovia (Servicer)              4.290        711,596      10/11/28      23.30
SPARTA GREEN (*)                     Wachovia (Servicer)              4.440      1,854,166      10/11/28      23.30
HUDSON VIEW ESTATES (*)              Wachovia (Servicer)              4.500      2,273,115      10/11/28      23.30
BARI MANOR (*)                       Wachovia (Servicer)              4.440      2,932,712      10/11/28      23.30
OWINGS RUN 1                         Reilly Mortgage                  8.000     17,076,559      10/01/35      30.27
OWINGS RUN 2                         Prudential Hunt-HUD              8.000     14,256,722      06/01/36      30.94
THE VILLAGE AT MARSHFIELD (*)        Capstone Realty (HUD)            5.950     24,368,207      01/01/42      36.53

     WTD AVG - FIXED SECURED                                           6.18  1,538,644,385                     6.86
                                                                             -------------
     % OF PORTFOLIO - FIXED                                                          88.0%

VARIABLE SECURED
BARRINGTON GARDENS L+165             Wachovia                         4.790      4,440,000      03/15/08       2.71
CHATHAM HILL 2nd - L+150             Bank of New York                 4.610      6,458,421      07/01/08       3.01
NORTHWOOD 2nd - L + 150              Bank of New York                 4.610      2,675,370      07/01/08       3.01
HAWTHORNE COURT 90L + 65             PW Funding - Fannie              3.750     38,008,631      07/01/14       9.01
THE HAMPTONS 90L + 65                Prudential-Fannie Mae            3.750     55,258,007      08/01/14       9.09
FALKLAND CHASE BMA Index + 1.12      Capri Capital                    3.888     24,695,000      10/01/30      25.27
                                                                             -------------
     WTD AVG - VARIABLE SECURED                                        3.87    131,535,429                    11.47

     WTD AVG - TOTAL SECURED DEBT                                      6.00  1,670,179,814                     7.15

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                       M and T Bank et. al.              4.35     78,000,000      09/01/05       0.17
                                                                             -------------
     Adjusts Daily LIBOR + 105

-----------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                          5.922  1,748,179,814                     6.84
-----------------------------------------------------------------          ----------------

----------------------------------------------------------------- ---------                              -----------
WTG AVG - TOTAL SECURED DEBT                                           6.00                                    7.15
----------------------------------------------------------------- ---------                              -----------
WTD AVG - TOTAL PORTFOLIO                                              5.92                                    6.84
----------------------------------------------------------------- ---------                              -----------

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

AFFORDABLE GENERAL LEDGER PARTNER MINORITY INTEREST PROPERTIES
HELD FOR SALE INCLUDED INDISCONTINUED OPERATIONS:                               46,414,129        Various

                                                                            ---------------
TOTAL MORTGAGE DEBT                                                          1,794,593,943
                                                                            ===============

                                                                                   ------------------------------------------------
-----------------------------------------------------------------------------                              FIXED RATE
                             FREE and CLEAR PROPERTIES                                              MATURING DEBT SCHEDULE
-----------------------------------------------------------------------------      ------------------------------------------------
                                                                                                     MATURING  WTD AVG   Percent of
1600 East Avenue                  164     Maple Tree                        84         YEAR              DEBT     RATE        Total
Beechwood Gardens                 160     Newcastle Apartments             197         ----              ----     ----        -----
Cedar Glen                        110     Rider Terrace                     24         2005         9,106,682     0.34        0.59%
Cherry Hill Club                  165     Ridgeview Chase                  204         2006        46,288,458     7.36        3.01%
Coventry Village                   94     Sherwood House                     6         2007       204,100,121     5.62       13.26%
East Hill Gardens                  33     Springwells Park                 303         2008       161,987,409     5.93       10.53%
Fairmount                          54     Terry Apartments                  65         2009       168,052,540     5.00       10.92%
Gardencrest                       696     The Colony                       783         2010       310,374,247     6.55       20.17%
Glen Brook                        173     The Lakes                        434         2011        71,882,016     4.89        4.67%
Muncy - Holiday Square             23     The Sycamores                    185         2012       141,235,384     6.61        9.18%
Kensington                         38     West Springfield Terrace         244         2013       171,189,637     6.17       11.13%
                                                                                       2014        70,400,478     5.42        4.58%
Total Free and Clear Properties:   22     Units:                         4,239     2015 - 2042    184,027,414     4.95       11.96%
------------------------------------------------------------------------------                  -------------     ----      -------
                                                                                      TOTAL     1,538,644,385     6.18      100.00%
                                                                                   ------------ -------------- -------- ------------

Home Properties, Inc.
NAV calculation as of June 30, 2005
Based on properties wholly owned - before FIN 46R adjustment

Cap Rate (after 3% G and A, before nominal capital expenditures) [1]     6.30%
                                                                         -----
2nd QTR 2005
------------
Rent                                                                   115,032
Property other income                                                    6,092
Operating and maintenance expense                                      (53,623)
                                                                    ----------
Property NOI                                                            67,501
Adjustment for 2nd QTR acquisitions                                          -
                                                                    ----------
Effective 2nd QTR "run rate"                                            67,501

Annualized (for 2nd qtr seasonality)  25.3%                            266,802
NOI growth for next 12 months @          3%                              8,004
                                                                    ----------
Adjusted NOI                                                           274,806

Real estate value using above cap rate                               4,362,007
Balance sheet adjustments before FIN 46R
----------------------------------------
Cash                                                                    10,073
Other assets                                                            83,003
Less:
  Deferred charges                                                     (13,086)
  Intangible                                                              (505)
                                                                    ----------
Gross value                                                          4,441,492
Less liabilities and perpetual preferred stock                       1,875,879)
                                                                    ----------
Net Asset Value                                                     $2,565,613
                                                                    ==========
Per share/unit - fully diluted                                          $53.17
                                                                    ==========
    48,257.5 shares
----------------------------------- --------- ----------------------------------------------------------
Adjustment for Acquisitions
---------------------------
                                                                    Initial              # of days
                                                                Unleveraged  Quarterly     Missing
Property                     Units    Region    Price    Date        Return        NOI  In Quarter  Adj
--------                     -----    ------    -----    ----        ------        ---  ----------  ---
                                                                                     -
None during quarter                                                                  -                -
                                                                                     -                -
                                                                                                   ----
                                                                                                   $  -
-------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                             Other        O and M
                                                                 Rent             Income        Expense
                                                                 ----             ------        -------
Per financial statement                                       115,032              6,092       (53,623)
Add back properties classified as discontinued operations
  still wholly owned at June 30, 2005:                              -                  -             -
                                                              -----------------------------------------
Proper run rate before acquisitions                           115,032              6,092       (53,623)
                                                              ========================================
Operating expenses now include a charge for G and A, so NAV calculation does not need additional allocation.
-------------------------------------------------------------------------------------------------------
[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted  average result is 6.0%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  30 basis points are added to arrive at above cap rate.
-------------------------------------------------------------------------------------------------------

                              Home Properties, Inc.
                     June 30, 2005 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non- recurring  upgrades include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                       Maintenance
                                                        Capitalized        Expense     Total
                                Capitalized             Expenditure       Cost per  Cost per
                                   Cost per    Useful      Per Unit           Unit      Unit
Category                               Unit   Life(1)   Per Year(2)    Per Year(3)  Per Year
--------                               ----   -------   -----------    -----------  --------
Appliances                           $1,000        18           $55            $ 5      $ 60
Blinds/Shades                           130         6            22              6        28
Carpets/Cleaning                        840         6           140             97       237
Computers, equipment, misc.(4)          120         5            22             29        51
Contract repairs                          -         -             -            102       102
Exterior painting(5)                     84         5            17              1        18
Flooring                                250         8            31              -        31
Furnace/Air (HVAC)                      765        24            32             43        75
Hot water heater                        130         7            19              -        19
Interior painting                         -         -             -            138       138
Kitchen/Bath cabinets                 1,100        25            44              -        44
Landscaping                               -         -             -            106       106
New roof                                800        23            35              -        35
Parking lot                             400        15            27              -        27
Pool/Exercise facility                  100        15             7             23        30
Windows                                 980        36            27              -        27
Miscellaneous(6)                        705        15            47             40        87
                                     ------                    ----           ----    ------
Total                                $7,404                    $525           $590    $1,115
                                     ======                    ====           ====    ======

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's same store expense detail  schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                             Home Properties, Inc.
                     June 30, 2005 Supplemental Information

                           Capital Expenditure Summary

The Company estimates that during the three and six-month periods ended June 30,
2005,  approximately  $131 and $263 per  unit  was  spent on  recurring  capital expenditures,  respectively. The table below summarizes the breakdown of capital improvements by major categories  between recurring and  non-recurring,  revenue generating capital improvements as follows:

                 For the three-month period ended June 30, 2005
                 ----------------------------------------------
                      (in thousands, except per unit data)
                                                           Non-                       Total
                            Recurring                 Recurring                     Capital
                               Cap Ex   Per Unit(a)      Cap Ex   Per Unit(a)  Improvements  Per Unit(a)
                               ------   -----------      ------   -----------  ------------  -----------
New Buildings                    $  -           $ -       $ 983         $  23         $ 983        $  23
Major building improvements       965            23       4,056            96         5,021          119
Roof replacements                 368             9         617            14           985           23
Site improvements                 352             8       1,880            45         2,232           53
Apartment upgrades                695            16       4,418           105         5,113          121
Appliances                        594            14         439            10         1,033           24
Carpeting/Flooring              1,812            43         820            19         2,632           62
HVAC/Mechanicals                  534            12       2,816            67         3,350           79
Miscellaneous                     237             6         730            17           967           23
                               ------          ----     -------          ----       -------         ----
Totals                         $5,557          $131     $16,759          $396       $22,316         $527
                               ======          ====     =======          ====       =======         ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,284  core  units,  2004  acquisition  units of 2,486 and 2005 acquisition units of 550 for the three-month period ended June 30, 2005.

                  For the six-month period ended June 30, 2005
                  --------------------------------------------
                      (in thousands, except per unit data)

                                                           Non-                       Total
                            Recurring                 Recurring                     Capital
                               Cap Ex   Per Unit(a)      Cap Ex   Per Unit(a)  Improvements  Per Unit(a)
                               ------   -----------      ------   -----------  ------------  -----------
New Buildings                    $  -           $ -     $ 2,313          $ 55        $2,313       $   55
Major building improvements     1,924            46       5,371           127         7,295          173
Roof replacements                 734            17       1,222            29         1,956           46
Site improvements                 703            17       2,219            53         2,922           70
Apartment upgrades              1,385            33       8,453           200         9,838          233
Appliances                      1,185            28         736            17         1,921           45
Carpeting/Flooring              3,613            86       1,224            29         4,837          115
HVAC/Mechanicals                1,064            25       4,864           115         5,928          140
Miscellaneous                     472            11       1,416            34         1,888           45
                              -------          ----     -------          ----       -------         ----
Totals                        $11,080          $263     $27,818          $659       $38,898         $922
                              =======          ====     =======          ====       =======         ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,284  core  units,  2004  acquisition  units of 2,486 and 2005 acquisition units of 422 for the six-month period ended June 30, 2005.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                 For the three-month period ended June 30, 2005
                 ----------------------------------------------
                      (in thousands, except per unit data)

                                                            Non-                   Total
                                 Recurring             Recurring                 Capital
                                    Cap Ex  Per Unit      Cap Ex  Per Unit  Improvements  Per Unit
                                    ------  --------      ------  --------  ------------  --------
Core Communities                    $5,158      $131     $15,752      $401       $20,910      $532
2005 Acquisition Communities            72       131         222       404           294       535
2004 Acquisition Communities           327       131         785       316         1,112       447
Sub-total                            5,557       131      16,759       396        22,316       527
2005 Disposed Communities                -         -           -         -             -         -
Corporate office expenditures(1)         -         -           -         -         1,694         -
                                    ------      ----     -------      ----       -------      ----
                                    $5,557      $131     $16,759      $396       $24,010      $527
                                    ======      ====     =======      ====       =======      ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                  For the six-month period ended June 30, 2005
                  --------------------------------------------
                      (in thousands, except per unit data)

                                                            Non-                   Total
                                 Recurring             Recurring                 Capital
                                    Cap Ex  Per Unit      Cap Ex  Per Unit  Improvements  Per Unit
                                    ------  --------      ------  --------  ------------  --------
Core Communities                   $10,317      $263     $25,990      $662       $36,307      $925
2005 Acquisition Communities           111       263         224       532           335       795
2004 Acquisition Communities           652       263       1,604       645         2,256       908
Sub-total                           11,080       263      27,818       659        38,898       922
2005 Disposed Communities                -         -           -         -             -         -
Corporate office expenditures(1)         -         -           -         -         3,328         -
                                   -------      ----     -------      ----       -------      ----
                                   $11,080      $263     $27,818      $659       $42,226      $922
                                   =======      ====     =======      ====       =======      ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties
                 -----------------------------------------------

                                   Second        Second
                                  Quarter       Quarter
                                  6/30/05       6/30/04    Change
                                  -------       -------    ------

Net Operating Income              $62,302       $62,229      0.1%

Less: Non-recurring Cap Ex @ 5%    (788)             -        -
                                  -------       -------     ----
Adjusted Net Operating Income     $61,514       $62,229     (1.1%)
                                  =======       =======     ====

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 5% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

Home Properties, Inc.
June 30, 2005 Supplemental Information

2005 Earnings Guidance                                                Actual      Actual    Projected
                                                                       First      Second        Third      Fourth
                                                                     Quarter     Quarter      Quarter     Quarter             Year
                                                                     -------     -------      -------     -------             ----

-----------------------------------------------------------------------------------------------------------------------------------
2005 compared to 2004 based on NAREIT definition
FFO per share - 2005 actual/guidance per NAREIT definition            $0.434      $0.749  $.79 - $.81 $.89 - $.91  $2.863 - $2.903
Midpoint of guidance - 3rd and 4th qtrs plus year                     $0.434      $0.749        $0.80       $0.90           $2.883

FFO per share - 2004 actual per NAREIT definition                     $0.615      $0.719       $0.563      $0.717            $2.62
Improvement projected                                                 -29.4%        4.2%        42.1%       25.5%            10.0%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
2005 compared to 2004 based on "Operating FFO"
FFO per share - 2005 actual/guidance, before impairment charges       $0.596      $0.749  $.79 - $.81 $.74 - $.76  $2.875 - $2.915
Midpoint of guidance - 3rd and 4th qtrs plus year                     $0.596      $0.749        $0.80       $0.75           $2.895

FFO per share - 2004 Operating FFO, before impairment charges         $0.615      $0.741       $0.762      $0.717            $2.84
Improvement projected                                                  -3.2%        1.1%         5.0%        4.6%             1.9%
-----------------------------------------------------------------------------------------------------------------------------------

Operating FFO is consistent with 2003 NAREIT definition which added back impairment charges.  The first quarter of 2005
included 16 cents
of impairment charges.  The fourth quarter of 2005 assumes
that 14.5 cents of this will reverse itself out.

The results and comparison to 2004 is shown two ways: first
(top box) equal to the current NAREIT definition where
impairment charges on the
sale of real estate reduced results by 22 cents; and second
(lower box) after adding back the impairment charges.
Management believes that
comparing 2005 guidance to 2004 Operating FFO is a better
indicator of comparative expectations.

Assumptions for mid-point of guidance:
--------------------------------------
Same store rental revenue growth                                        1.3%        1.4%         3.9%        3.8%             2.8%

Same store expense growth                                               2.3%        4.2%         1.9%        4.9%             3.4%

Same store NOI growth                                                   1.0%        0.1%         5.9%        3.4%             2.8%

Same store 2005 economic occupancy                                     92.3%       93.2%        93.9%       93.6%            93.3%
Same store 2004 economic occupancy                                     93.6%       93.8%        92.8%       92.3%            93.1%
Difference in occupancy                                                -1.3%       -0.6%         1.1%        1.3%             0.2%

Acquisition pace (blended cap rates of 6.0% assumed)             $40 million  $0 million $260 million  $0 million     $300 million

Disposition pace (blended cap rates of 3.8% assumed)              $0 million  $0 million $120 million  $0 million     $120 million

Home Properties, Inc.
June 30, 2005 Supplemental Information

Consolidation Summary of the Balance Sheet as of June 30, 2005
(in thousands, except share and per share data)

                                                                                Effect of
                                                            June 30, 2005          FIN 46    June 30, 2005
                                                          (before FIN 46)   Consolidation    (as reported)
                                                          ---------------   -------------    -------------
ASSETS
    Real estate:
    Land                                                       $  408,231         $     -       $  408,231
    Construction in progress                                        4,687               -            4,687
    Buildings, improvements and equipment                       2,717,544               -        2,717,544
    Real estate held for sale or disposal, net                          -          41,072           41,072
                                                              -----------         -------       ----------
                                                                3,130,462          41,072        3,171,534
    Less:  accumulated depreciation                              (454,179)              -         (454,179)
                                                              -----------         -------       ----------
      Real estate, net                                          2,676,283          41,072        2,717,355

Cash and cash equivalents                                           9,713             360           10,073
Cash in escrows                                                    41,502             806           42,308
Accounts receivable                                                 4,294              91            4,385
Prepaid expenses                                                   13,203             462           13,665
Investment in and advances to affiliates                              356           (356)                -
Deferred charges                                                   10,420           2,666           13,086
Other assets                                                        9,559               -            9,559
                                                              -----------         -------       ----------
   Total assets                                                $2,765,330         $45,101       $2,810,431
                                                               ==========         =======       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                         $1,670,180         $46,415       $1,716,595
Line of credit                                                     78,000               -           78,000
Accounts payable                                                   14,449           1,039           15,488
Accrued interest payable                                            7,856              89            7,945
Accrued expenses and other liabilities                             22,292             457           22,749
Security deposits                                                  23,102             263           23,365
                                                              -----------         -------       ----------
Total liabilities                                               1,815,879          48,263        1,864,142
                                                              -----------         -------       ----------

Commitments and contingencies

Minority interest                                                 290,466           1,742          292,208
                                                              -----------         -------       ----------

Stockholders' equity:
   Cumulative redeemable preferred stock, $.01 par value;
     2,400,000 shares issued and outstanding at June 30, 2005      60,000               -           60,000
   Convertible cumulative preferred stock, $.01 par value;
     10,000,000 shares authorized; no shares issued and
     outstanding at June 30, 2005                                       -               -                -
   Common stock, $.01 par value; 80,000,000 shares authorized;
     32,471,502 shares issued and outstanding at June 30, 2005        325               -              325
   Excess stock, $.01 par value; 10,000,000 shares authorized;
     no shares issued or outstanding                                    -               -                -
   Additional paid-in capital                                     798,591               -          798,591
   Accumulated other comprehensive income (loss)                      (91)               -             (91)
   Distributions in excess of accumulated earnings               (199,840)         (4,904)        (204,744)
   Officer and director notes for stock purchases                       -               -                -
                                                              -----------         -------       ----------
        Total stockholders' equity                                658,985         (4,904)          654,081
                                                              -----------         -------       ----------
        Total liabilities and stockholders' equity            $ 2,765,330         $45,101       $2,810,431
                                                              ===========         =======       ==========